                                                                   EXHIBIT 10.18

                   FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT


     This First Amendment to Shareholders Agreement ("First Amendment") is entered into as of February 15, 2000 among US Unwired Inc., a Louisiana corporation (the "Company"), The 1818 Fund III, L.P., a Delaware limited partnership (the "Purchaser"), TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Shared Opportunity Fund II, L.P., TCW Shared Opportunity Fund IIB, LLC, TCW Shared Opportunity Fund III, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust, L.P., each of which is a Delaware entity, and Brown University Third Century Fund (collectively, the "TCW Entities"), and the shareholders of the Company listed on the signature pages hereto.

                                   RECITALS
                                   --------

     A. The Company, the Purchaser and the Shareholders of the Company listed on the signature pages hereto entered into that certain Shareholders agreement (the "Shareholders Agreement") dated as of October 29, 1999.

     B. The parties to the Shareholders Agreement desire to amend the Shareholders Agreement to allow each of the TCW Entities to be a party thereto.

NOW, THEREFORE, in consideration of mutual promises and agreements set forth herein, the parties hereto agree as follows:

     1. The preamble to the Shareholders Agreement is hereby amended to delete the following recital:

          "WHEREAS, pursuant to a Securities Purchase Agreement, dated as of October 29, 1999 (the "Securities Purchase Agreement"), by and among the Company
                       -----------------------------
and the Purchaser, the Company has agreed to issue and sell to the Purchaser 500,000 shares of the Company's Senior Redeemable Convertible Preferred Stock, Series A, no par value (the "Preferred Stock"); and"
                             ---------------

and to add the following recital:

          "WHEREAS, pursuant to a Securities Purchase Agreement, dated as of October 29, 1999, by and among the Company and the Purchaser, and pursuant to a Securities Purchase Agreement, dated as of February 15, 2000, by and among the Company and the TCW Entities (collectively, the "Securities Purchase Agreements") the Company has agreed to issue and sell to the Purchaser 500,000 shares of the Company's Senior Redeemable Convertible Preferred Stock, Series A, no par value (the "Series A Preferred Stock"), and to issue and sell to the TCW
                   ------------------------
Entities 50,000 shares of the Company's Senior Redeemable Convertible Preferred Stock, Series B, no par value (the "Series B Preferred Stock"). The Series A Preferred Stock and the Series B Preferred Stock are hereinafter collectively referred to as the "Preferred Stock"; and"

     2. The definition of Tag-Along Rightholder contained in Section 1 of the Shareholders Agreement is hereby amended to read as follows:

          "Tag-Along Rightholder" means each of the Purchaser or any
           ---------------------
          of the TCW Entities.

     3. The definition of Shareholders contained in Section 1 of the Shareholders Agreement is hereby amended to read as follows:

          "Shareholders" means the Principal Shareholders and the
           ------------
          Purchaser and each of the TCW Entities and any transferee thereof who has agreed to be bound by the terms and conditions of this Agreement.

     4. Section 4.1 of the Shareholders Agreement is hereby amended to add the following as an additional provision:

          (d)  If to the TCW Entities, or any one of them:

                    TCW/Crescent Mezzanine
                    11100 Santa Monica Boulevard
                    Los Angeles, CA 90025
                    Attn:  Mr. Rufus Rivers

     5. Except as expressly amended hereby, the terms and provisions of the Shareholders Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by the respective officers or partners hereunto duly authorized as of the date above written.

                                        US UNWIRED INC.

                                        By /s/ Thomas G. Henning
                                          --------------------------------------
                                             Name: Thomas G. Henning
                                                  ------------------------------
                                             Title: Secretary
                                                   -----------------------------
                                        THE 1818 FUND III, L.P.

                                        By:  Brown Brothers Harriman & Co., its
                                             general partner

                                             By: /s/ Lawrence C. Tucker
                                                --------------------------------
                                                  Name: Lawrence C. Tucker
                                                        ------------------------
                                                  Title: General Partner
                                                         -----------------------

                                        /s/ William L. Henning, Sr.
                                        --------------------------------
                                        William L. Henning, Sr.


                                        /s/ William L. Henning, Jr.
                                        --------------------------------
                                        William L. Henning, Jr.


                                        /s/ John A. Henning
                                        --------------------------------
                                        John A. Henning


                                        /s/ Thomas G. Henning
                                        --------------------------------
                                        Thomas G. Henning

TCW Leveraged Income Trust, L.P.

By:  TCW Investment Management Company, as investment Advisor



By:  /s/ Jean-Marc Chapus
    ----------------------------------
Name: Jean-Marc Chapus
Title: Managing Director



By:  TCW Advisors (Bermuda), Ltd., as general partner



By:  /s/ Robert D. Beyer
--------------------------------------
Name: Robert D. Beyer
Title: Group Managing Director

TCW Leveraged Income Trust II, L.P.

By:  TCW Investment Management Company, as Investment Advisor


By:  /s/ Jean-Marc Chapus
    ----------------------------------
Name: Jean-Marc Chapus
Title: Managing Director


By:  TCW (LINC II), L.P., as general partner


By:  TCW Advisors (Bermuda), Ltd., as its general partner



By:  /s/ Robert D. Beyer
--------------------------------------
Name: Robert D. Beyer
Title: Group Managing Director

TCW Shared Opportunity Fund III, L.P.

By:  TCW Asset Management Company,
     its Investment Advisor



By:  /s/ Jean-Marc Chapus
    ----------------------------------
Name: Jean-Marc Chapus
Title: Managing Director



By:  /s/ Robert D. Beyer
--------------------------------------
Name: Robert D. Beyer
Title: Group Managing Director

Shared Opportunity Fund IIB, LLC


By:  TCW Asset Management Company,
     its Investment Advisor



By:  /s/ Jean-Marc Chapus
    ----------------------------------
Name: Jean-Marc Chapus
Title: Managing Director



By:  /s/ Robert D. Beyer
--------------------------------------
Name: Robert D. Beyer
Title: Group Managing Director

TCW Shared Opportunity Fund II, L.P.

By:  TCW Asset Management Company,
     its Investment Advisor



By:  /s/ Jean-Marc Chapus
    ----------------------------------
Name: Jean-Marc Chapus
Title: Managing Director



By:  /s/ Robert D. Beyer
--------------------------------------
Name: Robert D. Beyer
Title: Group Managing Director

TCW/Crescent Mezzanine Partners II, L.P.
TCW/Crescent Mezzanine Trust II

By:  TCW/Crescent Mezzanine II, L.P.
     its general partner or managing owner

By:  TCW/Crescent Mezzanine, L.L.C.
     its general partner



By:  /s/ Jean-Marc Chapus
    ----------------------------------
Name: Jean-Marc Chapus
Title: President

BROWN UNIVERSITY THIRD CENTURY FUND

By: /s/ Melissa V. Weiler,
   ------------------------------------
Name: Melissa V. Weiler,
      its Investment Advisor